UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 6, 2006

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                       0-21174                04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA    01876
                  (Address of Principal Executive Offices)      (zip code)


       Registrant's telephone number, including area code: (978) 640-6789


          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


        Effective March 6, 2006, the Board of Directors of Avid Technology, Inc. (the "Company") appointed Joel Legon to serve as the Company's Vice President and Corporate Controller, as well as the Principal Accounting Officer.

        Prior to joining the Company, Mr. Legon, age 55, served in the following positions at Parametric Technology Corporation: from January 2004 to February 2006 as Senior Vice President of Finance and Corporate Controller; from November 1999 to January 2004 as Vice President of Finance and Corporate Controller; and from March 1998 to November 1999 as Corporate Controller. Prior to that, Mr. Legon held finance positions at Computervision Corporation, NEC America, Inc., Chesebrough-Ponds, Inc. and Richardson-Vicks Inc.

        The following is the additional information required by Item 5.02(c) of Form 8-K with respect to the appointment of Mr. Legon as the Company's principal accounting officer:

Employment Arrangements

        Pursuant to an offer letter dated February 2, 2006 by and between the Company and Mr. Legon, Mr. Legon will receive an annual base salary of $260,000, an option to purchase 6,000 shares of the Company's Common Stock at an exercise price equal to the closing price of the Company's Common Stock on NASDAQ on the date of grant (subject to approval of the Company's Board of Directors) and shares of the Company's restricted Common Stock with a total value of $400,000 (subject to approval of the Company's Board of Directors). Mr. Legon will also be eligible to participate in the Company's bonus plan and other benefit plans. If Mr. Legon's employment is terminated by the Company other than for cause or Mr. Legon terminates his employment for good reason, the Company is required to pay Mr. Legon his base salary and provide him with comparable benefits for the nine months following his termination. The Company must also pay Mr. Legon his target incentive compensation of the year of termination, multiplied by the actual plan pay-out factor and prorated for the number of months that Mr. Legon actually worked for the Company during the year in which Mr. Legon's date of termination occurred. In addition, any stock options or shares of restricted stock that were due to vest within nine months of Mr. Legon's date of termination will vest immediately upon termination.

Item 9.01  Financial Statements and Exhibits.

        Exhibit                  Description
        -------                  -----------

        *99.01        Press Release dated March 8, 2006


-------------------------------------
* Document filed herewith


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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006                   AVID TECHNOLOGY, INC.
                                      (Registrant)


                                      By:  /s/ Carol E. Kazmer
                                           ----------------------------------
                                           Carol E. Kazmer
                                           Vice President and General Counsel


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


                                  EXHIBIT INDEX


Exhibit                          Description
-------                          -----------

*99.01         Press Release dated March 8, 2006


-------------------------------------
* Document filed herewith



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